UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2011

TRIUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34828	20-1320630
(State of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

6310 Nancy Ridge Drive, Suite 101

San Diego, CA

(Address of principal executive offices)

92121

(Zip code)

(858) 452-0370

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 28, 2011, Trius Therapeutics, Inc. issued a press release announcing results from its Phase 1 clinical trial to evaluate the ability of torezolid phosphate to penetrate into the lung for potential use to treat lung infections. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Trius Therapeutics, Inc. Press Release dated February 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trius Therapeutics, Inc.

Dated: February 28, 2011	By:	/s/ MICHAEL MORNEAU
	Name:	Michael Morneau
	Title:	Vice President Finance and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Trius Therapeutics, Inc. Press Release dated February 28, 2011